UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2010

VIASYSTEMS GROUP, INC. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-94321 (Commission File Number)	75-2668620 (IRS Employer Identification No.)

101 South Hanley Road, Suite 400 St. Louis, Missouri (Address of Principal Executive Offices)	63105 (Zip Code)
(314) 727-2087
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 3, 2010, Viasystems Group, Inc. issued a press release announcing preliminary consolidated financial results for the fourth quarter ended December 31, 2009.  A copy of such press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release of Viasystems Group, Inc. dated February 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYSTEMS GROUP, INC.
Date: February 3, 2010	By: /s/ Gerald G. Sax
Name: Gerald G. Sax Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number                                           Description of Exhibit
99.1                                           Press Release of Viasystems Group, Inc. dated February 3, 2010